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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                Form 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934


    Date of Report (Date of earliest event reported): September 9, 1996


                            Edmark Corporation
          (Exact name of registrant as specified in its charter)


           Washington           0-19339             91-0858763
        (State or other       (Commission        (I.R.S. Employer
          jurisdiction        File Number)      Identification No.)
        of incorporation)

                6727 185th Avenue NE, Redmond, Washington 98052
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (206) 556-8400


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         (Former name or former address, if changed since last report.)
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Item 1. Changes in Control of Registrant

        N/A

Item 2. Acquisition or Disposition of Assets

        N/A

Item 3. Bankruptcy or Receivership

        N/A

Item 4. Changes in Registrant's Certifying Accountant

        N/A

Item 5. Other Events

        On September 9, 1996, Edmark Corporation announced the resignation of Sally Narodick as Chairman and Chief Executive Officer. Narodick will remain on the Company's Board of Directors. The Company also announced that Donna Stanger, Vice President, Product Development for the Company since 1991, will assume the duties of Chief Executive Officer on an interim basis. The Company's Board of Directors has formed a committee to conduct a search for a permanent CEO.

Item 6. Resignations of Registrant's Directors

        N/A

Item 7. Financial Statements and Exhibits

        N/A

Item 8. Change in Fiscal Year

        N/A



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Edmark Corporation, Registrant

   September 10, 1996     By /s/             Paul N. Bialek
        (Date)               --------------------------------------------------
                             Paul N. Bialek, Vice President -- Finance and Administration, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)

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